Asset retirement obligation	12 Months Ended
Dec. 31, 2024
Asset retirement obligation
Asset Retirement Obligation

13. Asset Retirement Obligations

Asset retirement obligations ("ARO") relate to minor non-operated interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The estimated future abandonment liability is based on estimates of the future timing and costs to abandon, remediate and reclaim the well sites within the next five years. The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 2.4% and discounted using a credit-adjusted risk-free interest rate of 10%.

	2024	2023	2022
ARO balance, beginning of the year	$27,030	$24,574	$22,337
Accretion expense	2,069	2,069	2,069
Change in ARO estimates	(4,338)	387	168
ARO balance, end of the year	24,761	27,030	24,574